Because the electronic format for filing Form N-SAR does not provide adequate space for responding to items 15, 73A, and 74V completely, the answers are as follows:. . .

 				This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO BILBAO VIZCAYA ARGENTARIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: STANBIC BANK NIGERIA LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LAGOS                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: NIGERIA                 Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL
				 BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                     filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI
			  BANKING CORP. (TW)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF
				TAIPEI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL
			 COMMERCIAL BANK OF CHINA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: KASIKORNBANK PUBLIC COMPANY LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP. (TH)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                             SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN              filed for ALL series.

15.A) Custodian/Sub-custodian: THAI MILITARY BANK PUBLIC CO. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: BANQUE INTERNATIONALE
				ARABE DE TUNISIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE GARANTI BANKASI
			 (GARANTI BANK)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI AS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: YAPI VE KREDI BANKASI A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN      filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK  (UKRAINE)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO VENEZOLANO
				DE CREDITO
   C) City: CARACAS           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: DNB NOR BANK ASA
   C) City: OSLO           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: NORWAY          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9
This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: NORDEA BANK NORGE, ASA
   C) City: OSLO           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: NORWAY          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANK BPH
   C) City: WARSAW           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: POLAND          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: UNITED OVERSEAS BANK
   C) City: SINGAPORE           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SINGAPORE          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: SANTANDER CENTRAL HISPANO INVESTMENT SA
   C) City: MADRID           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: CATHAY UNITED BANK
   C) City: TAPEI           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

This page being
 (Cont. from Screen 33)		 filed for Series  2.

73 A)
1. Dividends from net investment income Classes A & B $0.1003 & $0.0035
2. Dividends for a second class of open-end company shares -----------------------Class C $0.0035
                              SCREEN NUMBER: 34




SCREEN NUMBER: 34


This page being
(Cont. from Screen 33)		 filed for series 5.


73 A)
1. Dividends from net investment income Classes A & B $ 0.5072 & $0.4790
2. Dividends for a second class of open-end
         company shares ------------------Class  C  $0.4794

SCREEN NUMBER: 34




 This page being
(Continued from Screen 35)                                filed for series  1.

74V)
1. Net asset value per share (to nearest cent)  Classes A & B $7.29 & $7.01
2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---Class C $7.01


                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  2.

74V)
1. Net asset value per share (to nearest cent)  Classes A & B $13.53 & $13.31
2. Net asset value per share of a second class of open-end company shares (to nearest cent)- Class C $13.31
                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  3.

74V)
1. Net asset value per share (to nearest cent)  Classes A & B $8.18 & $7.85
2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Class C $7.85
                              SCREEN NUMBER: 36


                                                               This page being
(Continued from Screen 35)                                filed for series  4.

74V)
1. Net asset value per share (to nearest cent)  Classes A & B $17.70 & $16.92
2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Class C $16.92
                              SCREEN NUMBER: 36


                                                    This page being
(Continued from Screen 35)                                filed for series  5.

74V)
1. Net asset value per share (to nearest cent)  Classes A & B $10.37 & $10.37
2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Class C $10.37
                             SCREEN NUMBER: 36